                                 EXHIBIT 99.3

[LOGO]POPULAR                   PRELIMINARY SAMPLE                        [LOGO]
      ABS, INC.(SM)             POPULAR ABS 2005-5                         FBR


                       COMPUTATIONAL MATERIALS DISCLAIMER

The attached tables and other statistical analyses (the "Computational Materials") are privileged and intended for use by the addressee only. These Computational Materials have been prepared by Friedman, Billings, Ramsey & Co., Inc. in reliance upon information furnished by the issuer of the securities and its affiliates. These Computational Materials are furnished to you solely by Friedman, Billings, Ramsey & Co., Inc. and not by the issuer of the securities. They may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Numerous assumptions were used in preparing the Computational Materials which may or may not be reflected therein. As such, no assurance can be given as to the Computational Materials' accuracy, appropriateness or completeness in any particular context; nor as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any weighted average lives, yields and principal payment periods shown in the Computational Materials are based on prepayment assumptions, and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance. Neither Friedman, Billings, Ramsey & Co., Inc. nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.

Although a registration statement (including the Prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification of such securities under the securities laws of any such state. Prospective purchasers are referred to the final prospectus supplement relating to the securities discussed in this communication for definitive Computational Materials and any matter discussed in this communication. Once available, a final prospectus and prospectus supplement may be obtained by contacting the FBR Trading Desk at (703) 469-1225.

Please be advised that the securities described herein may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayment, yield curve and interest rate risks. Investors should make every effort to consider the risks of these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail

POPULAR ABS 2005-5                                       30YR FIXED IOS; GROUP I
FRIEDMAN BILLINGS RAMSEY
--------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
                                                                                                  Weighted
                                                                                     Weighted      Average
                                                              Current      Pct by     Average       Stated    Weighted   Weighted
                                              # of          Principal        Curr       Gross    Remaining     Average    Average
Current Principal Balance ($)                Loans            Balance    Prin Bal      Coupon         Term    Orig LTV       FICO
---------------------------------------------------------------------------------------------------------------------------------
50,000.01 - 100,000.00                           5         392,770.78        1.40       8.037          359       81.67        623
100,000.01 - 150,000.00                         18       2,368,817.39        8.46       6.989          358       86.04        659
150,000.01 - 200,000.00                         31       5,530,565.90       19.74       6.786          358       87.77        667
200,000.01 - 250,000.00                         14       3,130,060.55       11.17       6.436          359       81.97        664
250,000.01 - 300,000.00                          9       2,436,765.91        8.70       6.705          358       86.36        682
300,000.01 - 350,000.00                          9       2,962,050.37       10.57       6.586          358       78.80        670
350,000.01 - 400,000.00                          8       2,951,229.99       10.53       6.779          359       86.14        667
400,000.01 - 450,000.00                          5       2,151,999.41        7.68       6.730          358       82.21        655
450,000.01 - 500,000.00                          5       2,399,449.99        8.56       6.821          359       91.65        676
500,000.01 - 550,000.00                          1         528,000.01        1.88       5.650          358       80.00        767
550,000.01 - 600,000.00                          2       1,165,000.00        4.16       7.471          359       85.02        599
600,000.01 - 650,000.00                          1         619,999.99        2.21       6.490          357       72.94        640
650,000.01 - 700,000.00                          2       1,379,999.99        4.93       5.996          358       79.32        695
---------------------------------------------------------------------------------------------------------------------------------
Total:                                         110      28,016,710.28      100.00       6.713          358       84.55        667
---------------------------------------------------------------------------------------------------------------------------------
Min: $67,686.83
Max: $700,000.00
Average: $254,697.37
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
                                                                                                  Weighted
                                                                                     Weighted      Average
                                                              Current      Pct by     Average       Stated    Weighted   Weighted
                                              # of          Principal        Curr       Gross    Remaining     Average    Average
Current Gross Rate                           Loans            Balance    Prin Bal      Coupon         Term    Orig LTV       FICO
---------------------------------------------------------------------------------------------------------------------------------
5.000 - 5.499                                    1         217,000.00        0.77       5.450         358        67.81        757
5.500 - 5.999                                    9       3,408,250.40       12.17       5.846         358        74.72        699
6.000 - 6.499                                   29       7,282,280.64       25.99       6.323         358        82.94        670
6.500 - 6.999                                   42      10,472,701.06       37.38       6.703         358        87.14        670
7.000 - 7.499                                   14       3,870,902.32       13.82       7.273         359        88.23        649
7.500 - 7.999                                    8       1,387,114.04        4.95       7.772         358        92.78        639
8.000 - 8.499                                    3         777,686.82        2.78       8.364         359        83.34        564
8.500 - 8.999                                    3         522,400.00        1.86       8.718         358        80.00        659
9.000 - 9.499                                    1          78,375.00        0.28       9.250         359        75.00        665
---------------------------------------------------------------------------------------------------------------------------------
Total:                                         110      28,016,710.28      100.00       6.713         358        84.55        667
---------------------------------------------------------------------------------------------------------------------------------
Min: 5.450
Max: 9.250
Weighted Average: 6.713
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
                                                                                                  Weighted
                                                                                     Weighted      Average
                                                              Current      Pct by     Average       Stated    Weighted   Weighted
                                              # of          Principal        Curr       Gross    Remaining     Average    Average
FICO                                         Loans            Balance    Prin Bal      Coupon         Term    Orig LTV       FICO
---------------------------------------------------------------------------------------------------------------------------------
525 - 549                                        1         580,000.00        2.07       8.450         359        80.00        546
575 - 599                                        8       1,519,160.03        5.42       6.802         358        79.98        595
600 - 624                                        9       2,000,564.05        7.14       7.335         359        87.10        620
625 - 649                                       19       4,697,353.64       16.77       6.726         358        81.35        634
650 - 674                                       34       8,536,878.83       30.47       6.738         358        85.76        661
675 - 699                                       17       4,292,561.03       15.32       6.643         358        86.71        686
700 - 724                                       10       3,124,671.79       11.15       6.351         358        86.08        710
725 - 749                                        9       2,340,020.90        8.35       6.562         358        84.19        740
750 - 774                                        3         925,500.01        3.30       5.767         358        80.07        762
---------------------------------------------------------------------------------------------------------------------------------
Total:                                         110      28,016,710.28      100.00       6.713         358        84.55        667
---------------------------------------------------------------------------------------------------------------------------------
Min: 546
Max: 767
NZ Weighted Average: 667
---------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.
--------------------------------------------------------------------------------
                                  Page 1 of 5

POPULAR ABS 2005-5
FRIEDMAN BILLINGS RAMSEY                                 30YR FIXED IOS; GROUP I
--------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
                                                                                                  Weighted
                                                                                     Weighted      Average
                                                              Current      Pct by     Average       Stated    Weighted   Weighted
                                              # of          Principal        Curr       Gross    Remaining     Average    Average
Original LTV                                 Loans            Balance    Prin Bal     Coupon          Term   Orig LTV        FICO
---------------------------------------------------------------------------------------------------------------------------------
55.00 - 59.99                                    2         479,950.37        1.71       5.934          358       57.19        713
65.00 - 69.99                                    3       1,044,499.99        3.73       5.966          358       68.50        686
70.00 - 74.99                                    2         850,500.00        3.04       6.222          358       73.00        649
75.00 - 79.99                                   12       3,111,816.79       11.11       6.335          358       78.28        664
80.00 - 80.00                                   40       9,676,265.15       34.54       6.849          358       80.00        665
80.01 - 84.99                                    7       1,988,645.99        7.10       6.688          359       82.36        642
85.00 - 89.99                                    9       2,439,350.03        8.71       6.679          358       86.69        660
90.00 - 94.99                                   10       2,591,564.00        9.25       6.675          359       90.34        647
95.00 - 99.99                                    6       1,182,693.51        4.22       7.016          358       97.55        705
100.00 >=                                       19       4,651,424.45       16.60       6.994          359      100.00        682
---------------------------------------------------------------------------------------------------------------------------------
Total:                                         110      28,016,710.28      100.00       6.713          358       84.55        667
---------------------------------------------------------------------------------------------------------------------------------
Min: 56.67
Max: 100.00
Weighted Average: 84.55
% > 80: 45.88
% > 90: 21.69
% > 95: 19.55
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
                                                                                                  Weighted
                                                                                     Weighted      Average
                                                              Current      Pct by     Average       Stated    Weighted   Weighted
                                              # of          Principal        Curr       Gross    Remaining     Average    Average
Original CLTV Including Silent Seconds       Loans            Balance    Prin Bal     Coupon          Term   Orig LTV        FICO
---------------------------------------------------------------------------------------------------------------------------------
55.00 - 59.99                                    2         479,950.37        1.71       5.934          358       57.19        713
65.00 - 69.99                                    3       1,044,499.99        3.73       5.966          358       68.50        686
70.00 - 74.99                                    2         850,500.00        3.04       6.222          358       73.00        649
75.00 - 79.99                                   11       2,943,816.78       10.51       6.302          358       78.29        663
80.00 - 80.00                                   27       7,356,933.40       26.26       6.768          358       80.00        672
80.01 - 84.99                                    7       1,988,645.99        7.10       6.688          359       82.36        642
85.00 - 89.99                                    9       2,439,350.03        8.71       6.679          358       86.69        660
90.00 - 94.99                                   10       2,591,564.00        9.25       6.675          359       90.34        647
95.00 - 99.99                                    7       1,350,693.52        4.82       7.004          358       95.14        700
100.00 >=                                       32       6,970,756.20       24.88       7.031          359       93.35        669
---------------------------------------------------------------------------------------------------------------------------------
Total:                                         110      28,016,710.28      100.00       6.713          358       84.55        667
---------------------------------------------------------------------------------------------------------------------------------
Min: 56.67
Max: 100.00
Weighted Average: 84.55
% > 80: 45.88
% > 90: 21.69
% > 95: 19.55
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
                                                                                                  Weighted
                                                                                     Weighted      Average
                                                              Current      Pct by     Average       Stated    Weighted   Weighted
                                              # of          Principal        Curr       Gross    Remaining     Average    Average
Original Term (months)                       Loans            Balance    Prin Bal      Coupon         Term    Orig LTV       FICO
---------------------------------------------------------------------------------------------------------------------------------
360                                            110      28,016,710.28      100.00       6.713          358       84.55        667
---------------------------------------------------------------------------------------------------------------------------------
Total:                                         110      28,016,710.28      100.00       6.713          358       84.55        667
---------------------------------------------------------------------------------------------------------------------------------
Min:      360
Max:      360
Weighted Average: 360

---------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.
--------------------------------------------------------------------------------
                                   Page 2 of 5

POPULAR ABS 2005-5                                       30YR FIXED IOS; GROUP I
FRIEDMAN BILLINGS RAMSEY
--------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
                                                                                                  Weighted
                                                                                     Weighted      Average
                                                              Current      Pct by     Average       Stated    Weighted   Weighted
                                              # of          Principal        Curr       Gross    Remaining     Average    Average
Stated Remaining Term (months)               Loans            Balance    Prin Bal      Coupon         Term    Orig LTV       FICO
---------------------------------------------------------------------------------------------------------------------------------
301 - 360                                      110      28,016,710.28      100.00       6.713          358       84.55        667
---------------------------------------------------------------------------------------------------------------------------------
Total:                                         110      28,016,710.28      100.00       6.713          358       84.55        667
---------------------------------------------------------------------------------------------------------------------------------
Min:       356
Max:       360
Weighted Average: 358

---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
                                                                                                  Weighted
                                                                                     Weighted      Average
                                                              Current      Pct by     Average       Stated    Weighted   Weighted
FRM                                           # of          Principal        Curr       Gross    Remaining     Average    Average
ARM                                          Loans            Balance    Prin Bal      Coupon         Term    Orig LTV       FICO
---------------------------------------------------------------------------------------------------------------------------------
Fixed Rate                                     110      28,016,710.28      100.00       6.713          358       84.55        667
---------------------------------------------------------------------------------------------------------------------------------
Total:                                         110      28,016,710.28      100.00       6.713          358       84.55        667
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
                                                                                                  Weighted
                                                                                     Weighted      Average
                                                              Current      Pct by     Average       Stated    Weighted   Weighted
                                              # of          Principal        Curr       Gross    Remaining     Average    Average
Product                                      Loans            Balance    Prin Bal      Coupon         Term    Orig LTV       FICO
---------------------------------------------------------------------------------------------------------------------------------
Fixed 30 yr - 60mo IO                          110      28,016,710.28     100.00        6.713          358        84.55       667
---------------------------------------------------------------------------------------------------------------------------------
Total:                                         110      28,016,710.28     100.00        6.713          358        84.55       667
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
                                                                                                  Weighted
                                                                                     Weighted      Average
                                                              Current      Pct by     Average       Stated    Weighted   Weighted
                                              # of          Principal        Curr       Gross    Remaining     Average    Average
Prepayment Penalty Original Term (months)    Loans            Balance    Prin Bal      Coupon         Term    Orig LTV       FICO
---------------------------------------------------------------------------------------------------------------------------------
0                                                7       1,172,931.31        4.19       7.265          358       87.06        643
12                                              10       3,061,596.78       10.93       7.095          357       79.23        682
24                                               6       1,879,800.00        6.71       6.678          358       88.12        671
36                                              51      10,675,369.36       38.10       6.906          359       88.69        664
60                                              36      11,227,012.83       40.07       6.374          358       81.20        667
---------------------------------------------------------------------------------------------------------------------------------
Total:                                         110      28,016,710.28      100.00       6.713          358       84.55        667
---------------------------------------------------------------------------------------------------------------------------------
Loans with Penalty: 95.81
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
                                                                                                  Weighted
                                                                                     Weighted      Average
                                                              Current      Pct by     Average       Stated    Weighted   Weighted
                                              # of          Principal        Curr       Gross    Remaining     Average    Average
Lien                                         Loans            Balance    Prin Bal      Coupon         Term    Orig LTV       FICO
---------------------------------------------------------------------------------------------------------------------------------
First Lien                                     110      28,016,710.28      100.00       6.713          358       84.55        667
---------------------------------------------------------------------------------------------------------------------------------
Total:                                         110      28,016,710.28      100.00       6.713          358       84.55        667
---------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.
--------------------------------------------------------------------------------
                                   Page 3 of 5

POPULAR ABS 2005-5                                       30YR FIXED IOS; GROUP I
FRIEDMAN BILLINGS RAMSEY
--------------------------------------------------------------------------------

                                                                                                  Weighted
                                                                                     Weighted      Average
                                                              Current      Pct by     Average       Stated    Weighted   Weighted
                                              # of          Principal        Curr       Gross    Remaining     Average    Average
Documentation Type                           Loans            Balance    Prin Bal      Coupon         Term   Orig LTV        FICO
---------------------------------------------------------------------------------------------------------------------------------
Full Doc                                        93      23,763,710.87       84.82       6.636          358       85.42        665
SI                                              17       4,252,999.41       15.18       7.144          358       79.67        677
---------------------------------------------------------------------------------------------------------------------------------
Total:                                         110      28,016,710.28      100.00       6.713          358       84.55        667
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
                                                                                                  Weighted
                                                                                     Weighted      Average
                                                              Current      Pct by     Average       Stated    Weighted   Weighted
                                              # of          Principal        Curr       Gross    Remaining     Average    Average
Loan Purpose                                 Loans            Balance    Prin Bal      Coupon         Term    Orig LTV        FICO
---------------------------------------------------------------------------------------------------------------------------------
Cashout Refinance                               71      18,838,603.68       67.24       6.635          358       84.85        667
Purchase                                        26       5,879,385.50       20.99       7.072          358       83.89        663
Rate/Term Refinance                             13       3,298,721.10       11.77       6.516          358       83.97        671
---------------------------------------------------------------------------------------------------------------------------------
Total:                                         110      28,016,710.28      100.00       6.713          358       84.55        667
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
                                                                                                  Weighted
                                                                                     Weighted      Average
                                                              Current      Pct by     Average       Stated    Weighted   Weighted
                                              # of          Principal        Curr       Gross    Remaining     Average    Average
Property Type                                Loans            Balance    Prin Bal     Coupon          Term   Orig LTV        FICO
---------------------------------------------------------------------------------------------------------------------------------
Single Family Detached                         106      26,795,523.54       95.64       6.710          358       84.87        666
Duplex                                           2         859,999.41        3.07       7.005          357       80.00        698
Condominium                                      2         361,187.33        1.29       6.225          357       71.52        672
---------------------------------------------------------------------------------------------------------------------------------
Total:                                         110      28,016,710.28      100.00       6.713          358       84.55        667
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
                                                                                                  Weighted
                                                                                     Weighted      Average
                                                              Current      Pct by     Average       Stated    Weighted   Weighted
                                              # of          Principal        Curr       Gross    Remaining     Average    Average
Occupancy Type                               Loans            Balance    Prin Bal      Coupon         Term   Orig LTV        FICO
---------------------------------------------------------------------------------------------------------------------------------
Owner-Occupied                                 109      27,910,310.28       99.62       6.705          358       84.56        667
Non-Owner Occupied                               1         106,400.00        0.38       8.750          358       80.00        660
vTotal:                                        110      28,016,710.28      100.00       6.713          358       84.55        667
---------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.
--------------------------------------------------------------------------------
                                   Page 4 of 5

POPULAR ABS 2005-5                                       30YR FIXED IOS; GROUP I
FRIEDMAN BILLINGS RAMSEY
--------------------------------------------------------------------------------

                                                                                                  Weighted
                                                                                     Weighted      Average
                                                              Current      Pct by     Average       Stated    Weighted   Weighted
                                              # of          Principal        Curr       Gross    Remaining     Average    Average
State                                        Loans            Balance    Prin Bal      Coupon         Term    Orig LTV       FICO
---------------------------------------------------------------------------------------------------------------------------------
California                                      12       4,116,433.51       14.69       6.247          358       76.01        678
Maryland                                         9       3,063,950.00       10.94       6.409          359       85.06        645
New York                                         8       2,862,399.40       10.22       6.711          357       78.31        681
Ohio                                            13       2,104,771.13        7.51       6.736          358       91.69        683
Michigan                                         9       1,821,387.35        6.50       6.776          358       90.90        677
Florida                                          8       1,681,477.30        6.00       7.013          358       86.92        673
Tennessee                                        4       1,331,679.98        4.75       6.746          359       97.48        672
Virginia                                         4       1,150,873.21        4.11       6.988          359       88.46        672
Georgia                                          6       1,013,568.39        3.62       6.802          358       87.67        671
New Jersey                                       2         964,999.99        3.44       5.956          358       79.44        690
Colorado                                         5         936,908.66        3.34       6.938          358       84.95        632
Arizona                                          5         935,166.99        3.34       7.536          358       80.00        656
Indiana                                          2         830,000.00        2.96       7.150          358       99.29        699
Idaho                                            1         679,999.99        2.43       6.250          357       80.00        680
Kentucky                                         3         653,516.00        2.33       6.516          358       79.33        686
Nevada                                           1         580,000.00        2.07       8.450          359       80.00        546
Massachusetts                                    2         559,999.98        2.00       6.313          358       82.41        630
Illinois                                         2         377,500.00        1.35       7.509          357       80.76        650
Rhode Island                                     1         308,000.00        1.10       7.250          359       80.00        620
Delaware                                         1         304,800.00        1.09       5.980          359       80.00        667
Pennsylvania                                     1         262,855.79        0.94       6.700          357      100.00        717
South Carolina                                   2         247,840.48        0.88       7.226          359       80.00        647
Kansas                                           2         209,444.92        0.75       7.501          357       92.41        627
Minnesota                                        1         207,000.00        0.74       6.625          359       87.34        729
Utah                                             1         200,000.00        0.71       6.750          359       80.00        633
Connecticut                                      1         196,199.99        0.70       6.750          358       90.00        629
North Carolina                                   1         134,986.38        0.48       6.990          358      100.00        683
Washington                                       1         125,999.99        0.45       6.875          357       78.75        641
Nebraska                                         1          87,264.02        0.31       7.940          358       92.00        608
Missouri                                         1          67,686.83        0.24       8.040          359       80.00        591
---------------------------------------------------------------------------------------------------------------------------------
Total:                                         110      28,016,710.28      100.00       6.713          358       84.55        667
---------------------------------------------------------------------------------------------------------------------------------
Top 3 Zip Code:          7836(2.50%),83835(2.43%),38125(2.37%),11357(2.21%),94521(2.09%)
Number of States:        30
---------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Gross Margin
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Minimum Interest rate
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Maximum Interest Rate
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Initial Periodic Rate Cap
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Subsequent Periodic Rate Cap
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.
--------------------------------------------------------------------------------

                                   Page 5 of 5